UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 16, 2013

Commission File Number: 000-50502

Millennium Healthcare Inc.

(Exact Name of registrant as Specified in Its Charter)

Delaware	11-3229358
(State of other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

400 Garden City Plaza, Suite 440, Garden City, New York 11530

(Address of principal executive offices)

516-628-5500

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 4.01 Changes in Registrant’s Certifying Accountant

Effective August 16, 2013, the Board of Directors of Millennium Healthcare Inc. (the “Company”) dismissed KBL, LLP (“KBL”) as the Company’s independent registered public accounting firm, upon completion of their interim review for the period ended June 30, 2013.

Except as noted herein, the report of KBL on the Company’s financial statements for the years ended December 31, 2012 and 2011 did not contain adverse opinions or disclaimers of opinions and was not qualified or modified as to uncertainty, audit scope, or accounting principles. The report of KBL on our financial statements for the fiscal years ended December 31, 2012 and 2011 contained an explanatory paragraph which noted that there was substantial doubt as to our ability to continue as a going concern because of our lack of profitability and the need to continue to raise funds.

For the years ended December 31, 2012 and 2011 and the subsequent interim period through August 16, 2013, there were no disagreements between the Company and KBL on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to KBL’s satisfaction, would have caused it to make reference to the subject matter of the disagreements in connection with its report. For the years ended December 31, 2012 and 2011 and the subsequent interim period through August 16, 2013, there were no "reportable events" as that term is described in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided KBL with a copy of this report and the Company has requested that the KBL furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements above. A copy of this letter dated November 25, 2013 is filed as an exhibit to this report.

Effective August 17, 2013, the Board of Directors of the Company appointed Paritz & Company PA (“Paritz”) as the new independent registered public accounting firm for the Company. During the two most recent fiscal years and through the date of its engagement, the Company did not consult with Paritz regarding (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the Company’s financial statements, and neither of the following was provided to the Company (a) a written report, or (b) oral advice that Paritz concluded was an important factor considered by the Company in reaching a decision as to an accounting, auditing, or financial reporting issue; or (iii) any matter that was subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K, or a reportable event, as described in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

16.1	Letter dated November 25, 2013 from KBL, LLP to the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

Millennium Healthcare Inc.

DATE: November 26, 2013	By:	/s/ Dominick Sartorio
Dominick Sartorio
Chief Executive Officer